                                                                 EXHIBIT (i)(2)



                               CONSENT OF COUNSEL

     I consent to the incorporation by reference in this Post-Effective Amendment No. 75 to the Registration Statement of Eaton Vance Growth Trust (1933 Act File No. 2-22019) of my opinion dated October 29, 1998, which was filed as Exhibit (i) to Post-Effective Amendment No. 71.


                                  /s/ Maureen A. Gemma
                                  Maureen A. Gemma, Esq.


December 20, 2000
Boston, Massachusetts

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